PRIVATE AND CONFIDENTIAL December 9 th , 2010 Board of Directors – Discussion Materials Playboy Enterprises DRAFT Exhibit (c)(6)

PRIVATE AND CONFIDENTIAL
Table of Contents
I. Valuation Summary
Appendix A: Supplemental Valuation / Ownership Materials
Appendix B: Public Trading Comparables
Appendix C: Select Precedent Transactions
Appendix D: Miscellaneous
1

PRIVATE AND CONFIDENTIAL I. Valuation Summary 2

PRIVATE AND CONFIDENTIAL
$2.24
$0.62
$1.67
$0.94
$4.53
$1.55
$2.69
$3.22
$2.98
$4.00
$3.14
$5.29
$3.40
$2.98
$3.97
$3.25
$5.50
$5.55
$7.52
$5.12
$5.49
$5.26
$0.00 $2.00 $4.00 $6.00 $8.00
Valuation Summary
Base Case
($ per Share)
LTM Trading
Range
Wall Street
Research
Discounted Cash
Flow Analysis
Methodology
Illustrative Price per Share ($) Commentary
Precedent
Transactions
3
Sum-of-the-Parts
Public Trading
Comparables
Leveraged Buyout
Analysis
Share Price Prior to Mr. Hefner
Indication of Interest
($3.94)
Mr. Hefner Indication of
Interest Price
($5.50)
Includes value of Non Operating Assets (Mansion, Art, NOLs) Source: Management projections
Note: Projections assume a DIRECTV payment of $20.4million in 2010
Closing Price – High: $5.55 (7/12/2010)
Closing Price – Low: $3.14 (2/8/2010)
RBC – Prior to indication of interest: $4.00 (6/29/10); post indication of interest:
$5.50 (11/9/10)
Carris – Prior to indication of interest: $4.00 (6/30/10); post indication of interest:
$5.00 (11/9/10)
Based on 2012E Adjusted EBITDA by segment
Applies 2012E EBITDA trading multiple ranges for public companies in comparable industries
Adjusted for proceeds from planned sale of Adult assets in 2012
2012E Adjusted EBITDA of $20.3mm
Diversified Media 2012E EBITDA multiple range:  5.0x – 8.5x
Adjusted for proceeds from planned sale of Adult assets in 2012
2012E Adjusted EBITDA of $20.3mm
Precedent Transactions NTM EBITDA multiple range: 8.0x– 14.0x
Value discounted 1 year using Playboy midpoint WACC of 11.0%
Based on select public Diversified Media, Publishing, Content and Licensing transactions over $100mm
Adjusted for proceeds from planned sale of Adult assets in 2012
4 year Discounted Cash Flow analysis
WACC: 10.0% – 12.0%
2014 Exit Multiple: 6.0x – 10.0x
Implied Terminal Growth Rate: (1.0%) – 5.0%
4 year Leveraged Buyout analysis
Target IRR%: 20.0% – 30.0%
2014 Exit Multiple: 6.0x – 10.0x
Leverage: 3.5x – 4.5x 2012E Adjusted EBITDA

PRIVATE AND CONFIDENTIAL
$3.39
$3.01
$2.54
$1.76
$6.10
$3.17
$5.20
$4.65
$4.31
$4.00
$3.14
$7.25
$6.21
$6.68
$5.27
$4.51
$5.50
$5.55
$9.90
$8.91
$7.33
$7.00
$0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00
Valuation Summary
Upside Case
($ per Share)
LTM Trading
Range
Wall Street
Research
Discounted Cash
Flow Analysis
Methodology
Illustrative Price per Share ($) Commentary
Precedent
Transactions
4
Sum-of-the-Parts
Public Trading
Comparables
Leveraged Buyout
Analysis
Share Price Prior to Mr. Hefner
Indication of Interest
($3.94)
Mr. Hefner Indication of
Interest Price
($5.50)
Includes value of Non Operating Assets (Mansion, Art, NOLs) Source: Management projections
Note: Projections assume a DIRECTV payment of $20.4million in 2010
Closing Price – High: $5.55 (7/12/2010)
Closing Price – Low: $3.14 (2/8/2010)
Based on 2012E Adjusted EBITDA by segment
Applies 2012E EBITDA trading multiple ranges for public companies in comparable industries
Adjusted for proceeds from planned sale of Adult assets in 2012
2012E Adjusted EBITDA of $26.0mm
Diversified Media 2012E EBITDA multiple range:  5.0x – 8.5x
Adjusted for proceeds from planned sale of Adult assets in 2012
2012E Adjusted EBITDA of $26.0mm
Precedent Transactions NTM EBITDA multiple range: 8.0x– 14.0x
Value discounted 1 year using Playboy midpoint WACC of 11.0%
Based on select public Diversified Media, Publishing, Content and Licensing transactions over $100mm
Adjusted for proceeds from planned sale of Adult assets in 2012
4 year Discounted Cash Flow analysis
WACC: 10.0% – 12.0%
2014 Exit Multiple: 6.0x – 10.0x
Implied Terminal Growth Rate: (2.5%) – 4.0%
4 year Leveraged Buyout analysis
Target IRR%: 20.0% – 30.0%
2014 Exit Multiple: 6.0x – 10.0x
Leverage: 3.5x – 4.5x 2012E Adjusted EBITDA
RBC – Prior to indication of interest: $4.00 (6/29/10); post indication of interest:
$5.50 (11/9/10)
Carris – Prior to indication of interest: $4.00 (6/30/10); post indication of interest:
$5.00 (11/9/10)

PRIVATE AND CONFIDENTIAL
$0.04
($2.69)
$0.18
($0.68)
$1.71
($0.31)
($1.86)($1.04)
$0.73
$0.45
$4.00
$3.14
$1.78
$0.16
$1.85
$0.99
$5.50
$5.55
$3.44
($0.17)
$2.40
$2.12
($4.00) ($2.00) $0.00 $2.00 $4.00 $6.00 $8.00
Valuation Summary
Downside Case
($ per Share)
LTM Trading
Range
Wall Street
Research
Discounted Cash
Flow Analysis
Methodology
Illustrative Price per Share ($) Commentary
Precedent
Transactions
5
Sum-of-the-Parts
Public Trading
Comparables
Leveraged Buyout
Analysis
Share Price Prior to Mr. Hefner
Indication of Interest
($3.94)
Mr. Hefner Indication of
Interest Price
($5.50)
Includes value of Non Operating Assets (Mansion, Art, NOLs)
Source: Management projections
Closing Price – High: $5.55 (7/12/2010)
Closing Price – Low: $3.14 (2/8/2010)
Based on 2012E Adjusted EBITDA by segment
Applies 2012E EBITDA trading multiple ranges for public companies in comparable industries
Adjusted for proceeds from planned sale of Adult assets in 2012
2012E Adjusted EBITDA of $11.0mm
Diversified Media 2012E EBITDA multiple range:  5.0x – 8.5x
Adjusted for proceeds from planned sale of Adult assets in 2012
2012E Adjusted EBITDA of $11.0mm
Precedent Transactions NTM EBITDA multiple range: 8.0x– 14.0x
Value discounted 1 year using Playboy midpoint WACC of 11.0%
Based on select public Diversified Media, Publishing, Content and Licensing transactions over $100mm
Adjusted for proceeds from planned sale of Adult assets in 2012
4 year Discounted Cash Flow analysis
WACC: 10.0% – 12.0%
2014 Exit Multiple: 6.0x – 10.0x
Implied Terminal Growth Rate: N/A
4 year Leveraged Buyout analysis
Target IRR%: 20.0% – 30.0%
2014 Exit Multiple: 6.0x – 10.0x
Leverage: 3.5x – 4.5x 2012E Adjusted EBITDA
RBC – Prior to indication of interest: $4.00 (6/29/10); post indication of interest:
$5.50 (11/9/10)
Carris – Prior to indication of interest: $4.00 (6/30/10); post indication of interest:
$5.00 (11/9/10)

PRIVATE AND CONFIDENTIAL
$3.41
$2.12
$2.57
$1.96
$5.99
$2.51
$4.27
$4.59
$4.24
$4.00
$3.14
$6.87
$4.81
$4.82
$5.18
$4.58
$5.50
$5.55
$9.40
$7.02
$7.15
$6.80
$0.00 $2.00 $4.00 $6.00 $8.00 $10.00
Valuation Summary
Base Case with Project Synergy
($ per Share)
LTM Trading
Range
Wall Street
Research
Discounted Cash
Flow Analysis
Methodology
Illustrative Price per Share ($) Commentary
Precedent
Transactions
6
Sum-of-the-Parts
Public Trading
Comparables
Leveraged Buyout
Analysis
Share Price Prior to Mr. Hefner
Indication of Interest
($3.94)
Mr. Hefner Indication of
Interest Price
($5.50)
Includes value of Non Operating Assets (Mansion, Art, NOLs) Source: Management projections
Note: Projections assume a DIRECTV payment of $20.4million in 2010
Closing Price – High: $5.55 (7/12/2010)
Closing Price – Low: $3.14 (2/8/2010)
Based on 2012E Adjusted EBITDA by segment
Applies 2012E EBITDA trading multiple ranges for public companies in comparable industries
Adjusted for proceeds from Project Synergy transaction in 2011
2012E Adjusted EBITDA of $23.2mm
Diversified Media 2012E EBITDA multiple range:  5.0x – 8.5x
Adjusted for proceeds from Project Synergy transaction in 2011
2012E Adjusted EBITDA of $23.2mm
Precedent Transactions NTM EBITDA multiple range: 8.0x– 14.0x
Value discounted 1 year using Playboy midpoint WACC of 11.0%
Based on select public Diversified Media, Publishing, Content and Licensing transactions over $100mm
Adjusted for proceeds from Project Synergy transaction in 2011
4 year Discounted Cash Flow analysis
WACC: 10.0% – 12.0%
2014 Exit Multiple: 6.0x – 10.0x
Implied Terminal Growth Rate: (1.9%) – 4.4%
4 year Leveraged Buyout analysis
Target IRR%: 20.0% – 30.0%
2014 Exit Multiple: 6.0x – 10.0x
Leverage: 3.5x – 4.5x 2012E Adjusted EBITDA
RBC – Prior to indication of interest: $4.00 (6/29/10); post indication of interest:
$5.50 (11/9/10)
Carris – Prior to indication of interest: $4.00 (6/30/10); post indication of interest:
$5.00 (11/9/10)

PRIVATE AND CONFIDENTIAL
$4.28
$3.82
$3.28
$2.59
$6.97
$3.68
$5.87
$5.44
$5.27
$4.00
$3.14
$8.39
$6.87
$7.53
$5.99
$5.32
$5.50
$5.55
$11.03
$9.62
$8.10
$7.93
$0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00
Valuation Summary
Upside Case with Project Synergy
($ per Share)
LTM Trading
Range
Wall Street
Research
Discounted Cash
Flow Analysis
Methodology
Illustrative Price per Share ($) Commentary
Precedent
Transactions
7
Sum-of-the-Parts
Public Trading
Comparables
Leveraged Buyout
Analysis
Share Price Prior to Mr. Hefner
Indication of Interest
($3.94)
Mr. Hefner Indication of
Interest Price
($5.50)
Includes value of Non Operating Assets (Mansion, Art, NOLs) Source: Management projections
Note: Projections assume a DIRECTV payment of $20.4million in 2010
Closing Price – High: $5.55 (7/12/2010)
Closing Price – Low: $3.14 (2/8/2010)
Based on 2012E Adjusted EBITDA by segment
Applies 2012E EBITDA trading multiple ranges for public companies in comparable industries
Adjusted for proceeds from Project Synergy transaction in 2011
2012E Adjusted EBITDA of $27.6mm
Diversified Media 2012E EBITDA multiple range:  5.0x – 8.5x
Adjusted for proceeds from Project Synergy transaction in 2011
2012E Adjusted EBITDA of $27.6mm
Precedent Transactions NTM EBITDA multiple range: 8.0x– 14.0x
Value discounted 1 year using Playboy midpoint WACC of 11.0%
Based on select public Diversified Media, Publishing, Content and Licensing transactions over $100mm
Adjusted for proceeds from Project Synergy transaction in 2011
4 year Discounted Cash Flow analysis
WACC: 10.0% – 12.0%
2014 Exit Multiple: 6.0x – 10.0x
Implied Terminal Growth Rate: (2.5%) – 4.0%
4 year Leveraged Buyout analysis
Target IRR%: 20.0% – 30.0%
2014 Exit Multiple: 6.0x – 10.0x
Leverage: 3.5x – 4.5x 2012E Adjusted EBITDA
RBC – Prior to indication of interest: $4.00 (6/29/10); post indication of interest:
$5.50 (11/9/10)
Carris – Prior to indication of interest: $4.00 (6/30/10); post indication of interest:
$5.00 (11/9/10)

PRIVATE AND CONFIDENTIAL Appendix A: Supplemental Valuation / Ownership Materials 8

12.00
10.00
8.00
6.00
4.00
2.00
0.00
Dec-07
Mar-08
Jun-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10

RAINE

PRIVATE AND CONFIDENTIAL
10/17/08: Playboy
announces downsizing;
55 employees are laid
off, consolidates
facilities, and reduces
travel and overtime
06/01/09: Scott
Flanders elected
CEO of Playboy
Historical Public Trading Performance
Stock Price Performance – Last Three Years
9
7/12/2010: Playboy
announces Mr. Hefner’s
indication of interest to
acquire all outstanding Class A
and Class B common shares
not currently owned by Mr.
Hefner for $5.50 per share
7/15/2010:
FriendFinder submits
indication of interest
for $210mm¹
equity
value
11/12/09: Playboy
reportedly in sale
talks with Iconix
03/09/09: Bob Meyers,
President of Media,
announces plans to leave
Playboy.  Jerome Kern is
named interim President.
Before
7/12/2010
High² Low² High² Low²
3 yr 9.76 1.06 11.84 1.06
2 yr 5.55 1.15 5.55 1.06
1 yr 5.55 3.14 5.55 2.35
6 mo 5.55 3.16 5.55 3.14
3 mo 5.39 4.77 5.55 3.16
12/08/08: Christie
Hefner announces
plans to step down
as Playboy CEO
and Chairman
10/21/2010: Playboy
announces a non-cash
write down of its
programming inventory
and provides updated
information related to
DIRECTV lawsuit
Source: Public sources, Capital IQ
1.
Implies a $5.93 per share assuming a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units vest
2.
Represents closing price

PRIVATE AND CONFIDENTIAL
Shareholder Summary
Source: Latest public filings, Capital IQ as of 12/7/10
1. Company has informed us that it believes Plainfield does not have voting rights to these shares due to  violations of the Company’s charter
10
As of the latest filings, Mr. Hefner beneficially owned 69.5% of the Class A common stock (1 vote per share)
The Class B stock is nonvoting; therefore Mr. Hefner controls the shareholder vote on matters including the election of directors and approval on transactions which represent a change of control
Class A Class B Total
Shareholders Investor Type Shares Held % Shares Held % Shares Held %
Hugh Hefner Insider 3,381,836 69.5% 7,935,596 27.5% 11,317,432 33.6%
BlackRock Institution 2,637,961 9.1% 2,637,961 7.8%
Fidelity Investments Institution 1,895,600 6.6% 1,895,600 5.6%
AQR Capital Management Hedge Fund 1,061,035 3.7% 1,061,035 3.1%
Plainfield Asset Management ¹
Hedge Fund 926,700 19.1% 926,700 2.7%
Wells Capital Management Institution 847,879 2.9% 847,879 2.5%
Trafalgar Asset Managers Hedge Fund 737,993 2.6% 737,993 2.2%
Dimensional Fund Advisors Institution 48,731 1.0% 509,107 1.8% 557,838 1.7%
The Vanguard Group Institution 22,850 0.5% 521,863 1.8% 544,713 1.6%
Whitebox Advisors Hedge Fund 534,246 1.9% 534,246 1.6%
Arbitrage & Trading Management Hedge Fund 531,500 1.8% 531,500 1.6%
BNY Mellon Asset Management Institution 503,649 1.7% 503,649 1.5%
State Street Global Advisors Institution 446,112 1.5% 446,112 1.3%
Afton Capital Management Hedge Fund 396,739 1.4% 396,739 1.2%
Boyar Asset Management Institution 374,778 1.3% 374,778 1.1%
Weintraub Capital Management Hedge Fund 350,000 1.2% 350,000 1.0%
Northern Trust Global Investments Institution 322,649 1.1% 322,649 1.0%
Christie Hefner Insider 72,274 1.5% 198,062 0.7% 270,336 0.8%
Capital Group International Institution 72,274 1.5% 198,062 0.7% 270,336 0.8%
Tewksbury Capital Management Hedge Fund 202,476 0.7% 202,476 0.6%
Others - 339,437 7.0% 8,642,925 30.0% 8,982,362 26.6%
Total 4,864,102 100.0% 28,848,232 100.0% 33,712,334 100.0%

Shares Traded (mm)

Shares Traded (mm)

Shares Traded (mm)

Shares Traded (mm)

RAINE

PRIVATE AND CONFIDENTIAL
0.3
4.2
5.5
0.4
0
3
6
9
$3.00 - $3.49 $3.50 - $3.99 $4.00 - $4.49 $4.50 - $4.99
5.4
7.9
5.5
0.4
0
3
6
9
$3.00 - $3.49 $3.50 - $3.99 $4.00 - $4.49 $4.50 - $4.99
3.0
16.2
18.7
0
5
10
15
20
$4.50 - $4.99 $5.00 - $5.49 $5.50 - $5.55
Shares Traded Volume by Closing Price – Since Indication of Interest¹
,
²
(Since the indication of interest, 37.9mm shares have been traded – ~ 178% of free float³)
Shares Traded Volume by Closing Price – 3 Months Prior to Indication of Interest¹
,
²
(During the 3 months prior to the indication of interest, 10.5mm shares were traded)
Shares Traded Volume by Closing Price –
6 Months Prior to Indication of Interest¹
,
²
(During the 6 months prior to the indication of interest, 19.3mm shares were traded)
Shares Traded Volume by Closing Price – 12 Months Prior to Indication of Interest¹
,
²
(During the 12 months prior to the indication of interest, 68.5mm shares were traded)
Source: Capital IQ
Recent Trading Activity by Volume
11
Share Price Range ($)
Share Price Range ($)
Share Price Range ($)
Share Price Range ($)
5.3
10.0
15.1
17.9
12.9
7.4
0
5
10
15
20
$2.00 - $2.49 $2.50 -$2.99 $3.00 -$3.49 $3.50 -$3.99 $4.00 -$4.49 $4.50 -$4.99
1. Represents volume traded by closing price of Class B shares
2. Mr. Hefner indication of interest announced on 07/12/2010
3. ~21.3mm shares are in free float (includes both Class A and Class B shares)

PRIVATE AND CONFIDENTIAL
Analysis at Various Prices
Total Company Value
12
Day Before
Mr. Hefner
Indication of
Interest
(7/9/10)
Current Price
(12/7/10)
Mr. Hefner
Indication of
Interest
Share Price $3.94 $4.93 $5.50 $6.00 $6.05 $6.10 $6.15 $6.20 $6.25
Premium to 7/9/2010 0.0% 25.1% 39.6% 52.3% 53.6% 54.8% 56.1% 57.4% 58.6%
Premium to Current (20.1%) 0.0% 11.6% 21.7% 22.7% 23.7% 24.7% 25.8% 26.8%
Premium to Mr. Hefner's Indication of Interest (28.4%) (10.4%) 0.0% 9.1% 10.0% 10.9% 11.8% 12.7% 13.6%
Shares Outstanding ¹ 35.0 35.2 35.3 35.4 35.4 35.4 35.4 35.5 35.5
Equity Value $137.7 $173.7 $194.4 $212.5 $214.4 $216.2 $218.0 $219.8 $221.6
Plus Debt 115.0 115.0 115.0 115.0 115.0 115.0 115.0 115.0 115.0
Less Cash (27.6) (27.6) (27.6) (27.6) (27.6) (27.6) (27.6) (27.6) (27.6)
Enterprise Value $225.1 $261.1 $281.8 $299.9 $301.7 $303.6 $305.4 $307.2 $309.0
Base - Adjusted EBITDA Multiple
Adjusted EBITDA
2011E $14.8 15.3x 17.7x 19.1x 20.3x 20.5x 20.6x 20.7x 20.8x 20.9x
2012E $20.3 11.1x 12.9x 13.9x 14.8x 14.9x 15.0x 15.0x 15.1x 15.2x
Upside - Adjusted EBITDA Multiple
Adjusted EBITDA
2011E $13.7 16.4x 19.0x 20.5x 21.8x 22.0x 22.1x 22.2x 22.4x 22.5x
2012E $26.0 8.7x 10.1x 10.9x 11.6x 11.6x 11.7x 11.8x 11.8x 11.9x
Downside - Adjusted EBITDA Multiple
Adjusted EBITDA
2011E $4.9 45.8x 53.1x 57.3x 61.0x 61.4x 61.8x 62.1x 62.5x 62.9x
2012E $11.0 20.4x 23.6x 25.5x 27.2x 27.3x 27.5x 27.7x 27.8x 28.0x
Base with Project Synergy - Adjusted EBITDA Multiple
Adjusted EBITDA
2011E $16.8 13.4x 15.5x 16.7x 17.8x 17.9x 18.0x 18.1x 18.3x 18.4x
2012E $23.2 9.7x 11.2x 12.1x 12.9x 13.0x 13.1x 13.1x 13.2x 13.3x
Upside with Project Synergy - Adjusted EBITDA Multiple
Adjusted EBITDA
2011E $16.8 13.4x 15.5x 16.7x 17.8x 17.9x 18.0x 18.1x 18.2x 18.3x
2012E $27.6 8.1x 9.4x 10.2x 10.9x 10.9x 11.0x 11.1x 11.1x 11.2x
Source: Management projections
1. Assumes a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units vest

PRIVATE AND CONFIDENTIAL
Analysis at Various Prices
Adjusting for Value of Non-Operating Assets
13
Day Before
Mr. Hefner
Indication of
Interest
(7/9/10)
Current Price
(12/7/10)
Mr. Hefner
Indication of
Interest
Share Price $3.94 $4.93 $5.50 $6.00 $6.05 $6.10 $6.15 $6.20 $6.25
Premium to 7/9/2010 0.0% 25.1% 39.6% 52.3% 53.6% 54.8% 56.1% 57.4% 58.6%
Premium to Current (20.1%) 0.0% 11.6% 21.7% 22.7% 23.7% 24.7% 25.8% 26.8%
Premium to Mr. Hefner's Indication of Interest (28.4%) (10.4%) 0.0% 9.1% 10.0% 10.9% 11.8% 12.7% 13.6%
Shares Outstanding ¹ 35.0 35.2 35.3 35.4 35.4 35.4 35.4 35.5 35.5
Equity Value $137.7 $173.7 $194.4 $212.5 $214.4 $216.2 $218.0 $219.8 $221.6
Plus Debt 115.0 115.0 115.0 115.0 115.0 115.0 115.0 115.0 115.0
Less Cash (27.6) (27.6) (27.6) (27.6) (27.6) (27.6) (27.6) (27.6) (27.6)
Less: Mansion & Art (56.9) (56.9) (56.9) (56.9) (56.9) (56.9) (56.9) (56.9) (56.9)
Enterprise Value $168.2 $204.1 $224.8 $243.0 $244.8 $246.6 $248.4 $250.3 $252.1
Base - Adjusted EBITDA Multiple
Adjusted EBITDA
2011E $14.8 11.4x 13.8x 15.2x 16.5x 16.6x 16.7x 16.8x 17.0x 17.1x
2012E $20.3 8.3x 10.1x 11.1x 12.0x 12.1x 12.1x 12.2x 12.3x 12.4x
Upside - Adjusted EBITDA Multiple
Adjusted EBITDA
2011E $13.7 12.2x 14.9x 16.4x 17.7x 17.8x 17.9x 18.1x 18.2x 18.3x
2012E $26.0 6.5x 7.9x 8.7x 9.4x 9.4x 9.5x 9.6x 9.6x 9.7x
Downside - Adjusted EBITDA Multiple
Adjusted EBITDA
2011E $4.9 34.2x 41.5x 45.7x 49.4x 49.8x 50.2x 50.5x 50.9x 51.3x
2012E $11.0 15.2x 18.5x 20.4x 22.0x 22.2x 22.3x 22.5x 22.7x 22.8x
Base with Project Synergy - Adjusted EBITDA Multiple
Adjusted EBITDA
2011E $16.8 10.0x 12.1x 13.4x 14.4x 14.5x 14.7x 14.8x 14.9x 15.0x
2012E $23.2 7.2x 8.8x 9.7x 10.5x 10.5x 10.6x 10.7x 10.8x 10.8x
Upside with Project Synergy - Adjusted EBITDA Multiple
Adjusted EBITDA
2011E $16.8 10.0x 12.1x 13.3x 14.4x 14.5x 14.6x 14.7x 14.9x 15.0x
2012E $27.6 6.1x 7.4x 8.1x 8.8x 8.9x 8.9x 9.0x 9.1x 9.1x
Source: Management projections
1. Assumes a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units vest

RBC Capital Markets		
	Caris & Company		
	RBC Capital Markets		
	Caris & Company		

Caris & Company

RBC Capital Markets

RAINE

PRIVATE AND CONFIDENTIAL
Research Summary
Source: Wall Street research, Bloomberg
14
Analyst Target Prices Analyst Commentary
Date Name Recommendation Price Target ($)
Pre-Mr. Hefner Indication of Interest
6/29/10 Hold 4.00
6/30/10 Hold 4.00
Post-Mr. Hefner Indication of Interest
11/09/10 Hold 5.50
11/09/10 Hold 5.00
Average Target Post Mr. Hefner Indication of Interest $5.25
Premium to Current Share Price (12/07/2010) 6.25%
Carris & Company
11/09/2010
“At
$5.50/share, Mr. Hefner’s bid equates to a fairly attractive
17.9x TTM adjusted EBITDA on an EV basis (inclusive of
programming expenses). That being said, we advise investors to proceed with caution, as 1. Mr. Hefner’s financing is not yet hard on his current offer; 2. There can be no guarantee that Mr. Hefner will receive the financing to support a higher bid; 3. Mr. Hefner will likely reject any third-party bid above $5.50, (including that of
Marc Bell); 4. The current offer could be dropped if CEO Scott
Flanders convinces the board to support a plan to raise the stock price organically though core fundamentals, highlighted by
additional LBE agreements, and the unwinding of dilutive
contractual agreements within TV”
RBC Capital Markets
11/09/2010
“ Continued Progress In Turn-around; On A Clear Day, You Can See
2013—3Q10 was another stop on the turn-around route that
began when CEO Scott Flanders took over in 2009. The magazine has stabilized and Licensing is ramping to levels that, if executed properly, could suggest longer-term upside for shareholders. Challenging TV business fundamentals and near-term operating
metrics make material stock appreciation hard to justify,
keeping us on the sidelines”

PRIVATE AND CONFIDENTIAL Appendix B: Public Trading Comparables 15

PRIVATE AND CONFIDENTIAL
Source: Public filings, Wall Street research, Capital IQ
Note:  As of 12/07/2010
Public Trading Comparables – Diversified Media
16
EV / EBITDA (x)
Share Price ($)
% of 52 - Week
High
Market Cap
($mm)
Enterprise Value
($mm) LTM 2010E 2011E 2012E
DIVERSIFIED MEDIA
Time Warner $31.20 91.6% $34,610 $46,077 6.9x 7.3x 6.8x 6.5x
Viacom $39.40 97.9% $24,145 $29,805 7.9x 8.3x 7.4x 7.0x
Disney $37.33 98.2% $73,055 $87,959 10.7x 9.8x 8.8x 8.3x
News Corp $14.36 84.5% $39,247 $35,929 6.3x 6.1x 5.5x 5.2x
DIVERSIFIED MEDIA – AVERAGE 7.9x 7.9x 7.1x 6.7x
DIVERSIFIED MEDIA – MEDIAN 7.4x 7.8x 7.1x 6.7x
DIVERSIFIED MEDIA – HIGH 10.7x 9.8x 8.8x 8.3x
DIVERSIFIED MEDIA – LOW 6.3x 6.1x 5.5x 5.2x

PRIVATE AND CONFIDENTIAL
Source: Public filings, Wall Street research, Capital IQ
Note: As of 12/07/2010
Public Trading Comparables – Segment Specific
17
EV / EBITDA (x)
Share Price ($)
% of 52 - Week
High
Market Cap
($mm)
Enterprise Value
($mm) LTM 2010E 2011E 2012E
BRAND LICENSING
Iconix $19.01 98.7% $1,417 $1,967 10.2x 9.5x 8.7x 7.4x
PUBLISHING
Meredith $34.60 90.9% $1,562 $1,825 7.4x 6.9x 7.3x 6.7x
New York Times $9.76 65.6% $1,424 $1,932 4.9x 5.1x 5.4x 5.2x
Gannett $15.36 78.0% $3,670 $5,973 4.8x 4.7x 4.8x 4.5x
PUBLISHING – AVERAGE 5.7x 5.6x 5.8x 5.5x
PUBLISHING – MEDIAN 4.9x 5.1x 5.4x 5.2x
PUBLISHING – HIGH 7.4x 6.9x 7.3x 6.7x
PUBLISHING – LOW 4.8x 4.7x 4.8x 4.5x
ENTERTAINMENT CONTENT
Discovery Communications $43.11 94.9% $17,569 $19,137 13.4x 11.6x 10.5x 9.5x
Scripps Networks $52.64 98.7% $8,913 $10,779 13.8x 11.9x 10.4x 9.2x
WWE $14.17 74.8% $1,048 $871 8.8x 8.7x 8.0x 6.9x
Liberty Starz $63.95 94.0% $3,379 $2,463 6.7x 6.3x 5.9x 5.2x
Outdoor Channel $6.91 96.1% $175 $114 10.7x 12.7x 10.6x NA
ENTERTAINMENT CONTENT – AVERAGE 10.7x 10.3x 9.1x 7.7x
ENTERTAINMENT CONTENT – MEDIAN 10.7x 11.6x 10.4x 8.1x
ENTERTAINMENT CONTENT – HIGH 13.8x 12.7x 10.6x 9.5x
ENTERTAINMENT CONTENT – LOW 6.7x 6.3x 5.9x 5.2x

PRIVATE AND CONFIDENTIAL Appendix C: Select Precedent Transactions 18

PRIVATE AND CONFIDENTIAL
Source: Public filings, Wall Street research
1.Represents Carl Icahn’s latest offer price to acquire Lions Gate, transaction still pending
Select Precedent Transactions
19
Transaction Value / NTM
Date Acquiror Target
Transaction Value
($mm) Revenue EBITDA
Sep-10 Carl Icahn ¹ Lions Gate ¹ $1,818 1.0x 12.6x
Apr-10 Iconix Peanuts Worldwide 175 2.3 10.4
Nov-09 Scripps Network Interactive Travel Channel 975 4.5 12.4
Aug-09 Disney Marvel 4,000 6.2 13.1
Jan-09 Lions Gate TV Guide 255 1.8 8.3
Jul-08 NBCU, Bain, Blackstone The Weather Channel 3,500 6.4 11.7
May-08 Cablevision Sundance Channel 496 6.2 13.5
Oct-07 NBC Universal Oxygen 875 4.7 12.5
Nov-06 Ripplewood Readers Digest 2,400 1.0 11.3
Low 1.0x 8.3x
Mean 3.8 11.8
Median 4.5 12.4
High 6.4 13.5

PRIVATE AND CONFIDENTIAL Appendix D: Miscellaneous 20

PRIVATE AND CONFIDENTIAL
The appraisal states the mansion could take up to 1.5 years to be sold
Mansion and art work discounted at Company WACC of 11.0%
Tax on sale of mansion and art are shielded by current NOLs
Value of Mansion and Art
Value of NOLs
Source: Public filings, Management projections
Non-Operating Assets Valuation – As of 12/7/10
21
Value to Shareholders
Apprasial Value
($mm)
Selling Costs
Adjusted Value Post
Selling Costs ($mm) Tax Basis NOLs Used if Sold
Discount Period
(Years) Amount Per Share
Mansion 54.0 5.0% 51.3 0.7 50.6 1.5 43.9 $1.25
Art Work 16.1 5.0% 15.3 1.3 14.0 1.5 13.1 $0.37
Total 70.1 66.6 2.0 64.5 56.9 $1.63
2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E
EBT (46.0) (25.4) 2.8 8.4 11.4 11.8 12.1 12.5 12.8 13.2 13.6 14.0
Federal NOL Tax Shield 0.0 0.0 1.0 2.9 4.0 4.1 4.2 4.4 4.5 4.6 4.8 4.0
State & Local NOL Tax Shield 0.0 0.0 0.1 0.4 0.5 0.5 0.5 0.6 0.6 0.6 0.4 0.0
Total NOL Tax Shield 0.0 0.0 1.1 3.3 4.5 4.6 4.8 4.9 5.1 5.2 5.2 4.0
TOTAL NPV OF NOL TAX SHIELD $21.9
Based on the latest appraisals done the Mansion (appraisal as of October 2010) and art (appraisal as of July 2009) are worth:
Mansion: $54mm
Art: $19.7mm (~$3.6mm is to be sold at auction in early December 2010, currently included in management projections)
Playboy currently has $153.5mm of federal NOLs and $131.4mm of local and state NOLs
Any sale of the mansion and art will reduced the amount of NOLs outstanding
Valuation of NOLs based on Base Case management projections; EBT from 2015 onwards grown at average year-over-year GDP growth rate of 3% (last
50 years)
35% federal tax rate and 4.5% effective local and state tax rate
NOLs tax shield discounted at Company WACC of 11.0%

PRIVATE AND CONFIDENTIAL
WACC Analysis
Source: Public filings, Bloomberg, Ibbotson
22
Comparable Companies Levered Beta Total Debt ($000) Equity Value ($000) Debt / Equity Average Tax Rate Unlevered Beta
Walt Disney Co. 1.07 $12,480 $73,055 17.1% 38.0% 0.97
News Corp. 1.50 13,318 39,247 33.9% 38.0% 1.24
Time Warner Inc. 1.09 16,557 34,610 47.8% 38.0% 0.84
Viacom, Inc. 1.20 6,752 24,145 28.0% 38.0% 1.03
Iconix Brand Group, Inc. 1.22 601 1,417 42.4% 38.0% 0.97
Discovery Communications, Inc. 0.84 3,613 17,569 20.6% 38.0% 0.75
Scripps Networks Interactive, Inc. 1.02 884 8,913 9.9% 38.0% 0.96
World Wrestling Entertainment Inc. 0.85 3 1,048 0.3% 38.0% 0.85
Liberty Starz Group 0.69 99 3,379 2.9% 38.0% 0.68
Outdoor Channel Holdings, Inc. 0.92 0 175 0.0% 38.0% 0.92
The New York Times Company 1.45 774 1,424 54.4% 38.0% 1.08
Gannett Co., Inc. 1.95 2,420 3,670 65.9% 38.0% 1.38
Meredith Corp. 1.39 285 1,562 18.2% 38.0% 1.25
Median 1.09 $884 $3,670 20.6% 38.0% 0.97
Average 1.17 $4,445 $16,170 26.3% 38.0% 0.99
Playboy Cost of Debt
Estimated Pre-Tax Cost of Debt 10.5%
Tax Rate 40.0%
After-Tax Cost of Debt 6.3%
Playboy Cost of Equity
Risk-Free Rate (10-yr Treasury) 2.5%
Average Peer Group Unlevered Beta 0.99
Playboy Levered Beta 1.26
Size Premium 2.7%
Market Risk Premium 6.0%
Playboy Cost of Equity 12.8%
Playboy Weighted Average Cost of Capital
Playboy Debt to Capitalization 31.3%
Playboy Equity to Capitalization 68.7%
Weighted Average Cost of Debt 2.0%
Weighted Average Cost of Equity 8.8%
Playboy WACC 10.8%